EXHIBIT 99.1

CONTACT:	Gary S. Maier
Maier & Company, Inc.
(310) 442-9852

MOTORCAR PARTS OF AMERICA REPORTS FISCAL 2012
 SECOND QUARTER RESULTS

-- Rotating Electrical Results Strong; Acquisition Transition Progressing --

LOS ANGELES, CA – March 7, 2012 – Motorcar Parts of America, Inc.

(Nasdaq: MPAA) today reported results for its fiscal 2012 second quarter and six months ended September 30, 2011 -- reflecting record quarterly consolidated sales growth of 163 percent and record sales in both the company’s rotating electrical segment and its under-the-car product line segment.  The company also reported solid progress in its transition strategy for the under-the-car product line segment.

Net sales for the fiscal 2012 second quarter climbed to $107.6 million from $41.0 million a year earlier.  The company reported a net loss of $5.6 million, or $0.45 per share, compared with net income of $3.5 million, or $0.29 per diluted share, for the comparable quarter a year earlier due, in part, to the operations of Fenco combined with certain related costs for its under-the-car product line as the transition strategy progresses.  Excluding the under-the-car product line segment operating results and certain other Fenco-related expenses noted in the Reconciliation of Non-GAAP Financial Measures tables below, earnings for the rotating electrical segment would have been $4.0 million, or $0.32 per diluted share.  On a consolidated basis, net income before certain Fenco-related transition costs and non-cash foreign exchange contract charges totaling $6.1 million would have been approximately $500,000, or $0.04 per diluted share.

Net sales for the six months increased 131 percent to $178.1 million from $77.2 million a year ago.  For the six-month period, the company reported a net loss of $11.9 million, or $0.96 per share, compared with net income of $6.0 million, or $0.49 per diluted share, a year earlier.  Excluding the under-the-car product line segment operating results and certain other Fenco-related expenses noted in the Reconciliation of Non-GAAP Financial Measures tables below, earnings for the rotating electrical segment for the six months would have been $6.8 million, or $0.54 per diluted share.  On a consolidated basis, net income before certain Fenco-related transition costs and non-cash foreign exchange contract charges totaling $14.7 million would have been $2.8 million, or $0.22 per diluted share.

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Motorcar Parts of America, Inc.
2-2-2

 Gross profit for the fiscal 2012 second quarter was $15.3 million compared with $12.7 million for the same period a year ago.  Gross profit for the company’s rotating electrical segment as a percentage of net sales for the fiscal 2012 second quarter was 32.4 percent compared with 30.9 percent in the same quarter a year ago, reflecting lower per unit manufacturing costs.  Gross profit for the same period for the company’s under-the-car product line segment was a loss of 0.1 percent, due, in part, to the various unusual items noted in the Reconciliation of Non-GAAP Financial Measures tables below.  Adjusted for these various items, excluding the impact of certain under-the-car product lines which the company does not plan to continue to sell or support in the future, under-the-car segment gross profit would have been 8.6 percent for the second quarter.

Gross profit for the fiscal 2012 six-month period was $24.6 million compared with $24.2 million for the same period a year ago.  Gross profit for the company’s rotating electrical segment as a percentage of net sales for the fiscal 2012 six months was 32.2 percent compared with 31.4 percent in the same period a year ago, reflecting lower per unit manufacturing costs. Gross profit for the same period for the company’s under-the-car product line segment was a loss of 3.5 percent due, in part, to the various unusual items noted in the Reconciliation of Non-GAAP Financial Measures tables below.  Adjusted for these various items, under-the-car segment gross profit for the six months would have been 7.3 percent and further adjusting for the under-the-car product lines which the company does not plan to continue to sell or support in the future, under-the-car product line segment gross profit for the six months would have been approximately 10.0 percent.

EBITDA for the fiscal 2012 second quarter was approximately $9.3 million, adjusted for Fenco-related transition costs and non-cash foreign exchange contract charges presented in the Reconciliation of Non-GAAP Financial Measures tables below, consisting of $8.8 million for the rotating electrical segment and approximately $500,000 for the under-the-car segment.

EBITDA for the fiscal 2012 six-month period was approximately $18.0 million, adjusted for Fenco-related transition costs and non-cash foreign exchange contract charges, consisting of $15.4 million for the rotating electrical segment for the six-month period and $2.6 million for the under-the-car segment for the period from May 7 through September 30, 2011.

 “Results for the first half of fiscal 2012 and expectations for the full year reflect continued strength in the company’s rotating electrical product segment. Our transition initiatives related to our Fenco acquisition are progressing and we continue to recognize significant opportunities for margin improvement.  All of our products are non-discretionary and we expect demand to continue to grow and profitability to improve,” said Selwyn Joffe, chairman, president and chief executive officer of Motorcar Parts.

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Motorcar Parts of America, Inc.
3-3-3

The company is targeting at least a $20 million EBITDA run rate from the Fenco operation beginning on the second anniversary of the acquisition.   Among other initiatives, the company has made significant progress in implementing its transition strategy by among other things enhancing quality control systems, improving customer service levels, eliminating unprofitable product lines and reducing its warehousing costs.  Subsequent to the end of the second fiscal quarter, the company closed its Fenco facility in New Hampshire.

 EBITDA does not reflect the impact of a number of items that affect the company’s net income, including financing and acquisition-related costs.  EBITDA is not a measure of financial performance under GAAP, and should not be considered as an alternative to net income or income from operations as a measure of performance, nor as alternative to net cash from operating activities as a measure of liquidity.  EBITDA has significant limitations as an analytical tool, and should not be considered in isolation, or as a substitute for analysis of the company’s results as reported under GAAP.  For a reconciliation of net income (loss) attributable to common shareholders to EBITDA, see the financial tables included in this press release.

Teleconference and Web Cast

Selwyn Joffe, chairman, president and chief executive officer, and David Lee, chief financial officer, will host an investor conference call today at 10:00 a.m. Pacific time to discuss the company’s financial results and operations for the second quarter of fiscal year 2012. The call will be open to all interested investors either through a live audio Web broadcast at www.motorcarparts.com or live by calling (877)-776-4016 (domestic) or (973)-638-3231 (international).  For those who are not available to listen to the live broadcast, the call will be archived for seven days on Motorcar Parts of America’s website.  A telephone playback of the conference call will also be available from approximately 1:00 p.m. Pacific time on Wednesday, March 7, 2012 through 11:59 p.m. Pacific time on Wednesday, March 14, 2012 by calling (855)-859-2056 (domestic) or (404)-537-3406 (international) and using access code: 25620361.

About Motorcar Parts of America

Motorcar Parts of America, Inc. is a remanufacturer of alternators and starters utilized in imported and domestic passenger vehicles, light trucks and heavy duty applications. Through its wholly owned subsidiary Fenco Automotive Products, the company also offers a broad line of under-the-car products.  Motorcar Parts of America’s products are sold to automotive retail outlets and the professional repair market throughout the United States and Canada, with remanufacturing facilities located in California, Mexico and Malaysia, and administrative offices located in California, Tennessee, Mexico, Canada, Singapore and Malaysia. Additional information is available at www.motorcarparts.com.

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Motorcar Parts of America, Inc.
4-4-4

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. The statements contained in this press release that are not historical facts are forward-looking statements based on the company’s current expectations and beliefs concerning future developments and their potential effects on the company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the company) and are subject to change based upon various factors.  Reference is also made to the Risk Factors set forth in the company’s Form 10-K Annual Report filed with the Securities and Exchange Commission (SEC) in June 2011 and in its Forms 10-Q filed with the SEC  for additional risks and uncertainties facing the company. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise.

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(Financial tables follow)

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Statements of Income
(Unaudited)

	Three Months Ended		Six Months Ended
	September 30,		September 30,
	2011	2010	2011	2010

Net sales	$107,616,000	$40,977,000	$178,126,000	$77,211,000
Cost of goods sold	92,344,000	28,295,000	153,526,000	52,984,000
Gross profit	15,272,000	12,682,000	24,600,000	24,227,000
Operating expenses:
General and administrative	11,771,000	3,571,000	20,377,000	7,595,000
Sales and marketing	3,197,000	1,201,000	5,650,000	2,941,000
Research and development	401,000	396,000	817,000	762,000
Acquisition costs	309,000	-	713,000	-
Total operating expenses	15,678,000	5,168,000	27,557,000	11,298,000
Operating (loss) income	(406,000)	7,514,000	(2,957,000)	12,929,000
Interest expense	3,389,000	1,701,000	5,303,000	3,303,000
(Loss) income before income tax expense	(3,795,000)	5,813,000	(8,260,000)	9,626,000
Income tax expense	1,796,000	2,312,000	3,638,000	3,605,000
Net (loss) income	$(5,591,000)	$3,501,000	$(11,898,000)	$6,021,000
Basic net (loss) income per share	$(0.45)	$0.29	$(0.96)	$0.50
Diluted net (loss) income per share	$(0.45)	$0.29	$(0.96)	$0.49
Weighted average number of shares outstanding:
Basic	12,451,600	12,038,636	12,367,030	12,043,818
Diluted	12,451,600	12,202,507	12,367,030	12,220,257

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Balance Sheets

	September 30, 2011	March 31, 2011
ASSETS	(Unaudited)
Current assets:
Cash	$1,197,000	$2,477,000
Short-term investments	281,000	304,000
Accounts receivable — net	35,411,000	10,635,000
Inventory— net	116,241,000	29,733,000
Inventory unreturned	13,489,000	5,031,000
Deferred income taxes	5,722,000	5,658,000
Prepaid expenses and other current assets	4,756,000	6,299,000
Total current assets	177,097,000	60,137,000
Plant and equipment — net	15,198,000	11,663,000
Long-term core inventory — net	188,151,000	80,558,000
Long-term core inventory deposit	26,473,000	25,984,000
Long-term deferred income taxes	1,563,000	1,346,000
Long-term note receivable	-	4,863,000
Goodwill	37,337,000	-
Intangible assets — net	45,097,000	5,530,000
Other assets	1,887,000	1,784,000
TOTAL ASSETS	$492,803,000	$191,865,000
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$115,271,000	$38,973,000
Accrued liabilities	18,931,000	7,318,000
Customer finished goods returns accrual	25,302,000	9,161,000
Revolving loan	37,500,000	-
Other current liabilities	2,494,000	918,000
Current portion of term loan	2,000,000	2,000,000
Current portion of capital lease obligations	644,000	372,000
Total current liabilities	202,142,000	58,742,000
Term loan, less current portion	14,500,000	5,500,000
Revolving loan	47,748,000	-
Deferred core revenue	9,160,000	8,729,000
Customer core returns accrual	107,399,000	-
Other liabilities	1,296,000	1,255,000
Capital lease obligations, less current portion	307,000	462,000
Total liabilities	382,552,000	74,688,000
Commitments and contingencies
Shareholders' equity:
Preferred stock; par value $.01 per share, 5,000,000 shares authorized; none issued	-	-
Series A junior participating preferred stock; par value $.01 per share, 20,000 shares authorized; none issued	-	-
Common stock; par value $.01 per share, 20,000,000 shares authorized; 12,513,821 and 12,078,271 shares issued; 12,499,421 and 12,063,871 outstanding at September 30, 2011 and March 31, 2011, respectively	125,000	121,000
Treasury stock, at cost, 14,400 shares of common stock at September 30, 2011 and March 31, 2011, respectively	(89,000)	(89,000)
Additional paid-in capital	98,580,000	93,140,000
Additional paid-in capital-warrant	1,879,000	1,879,000
Accumulated other comprehensive loss	(821,000)	(349,000)
Retained earnings	10,577,000	22,475,000
Total shareholders' equity	110,251,000	117,177,000
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$492,803,000	$191,865,000

Reconciliation of Non-GAAP Financial Measures

Beginning with the first quarter of fiscal year 2012, the company has begun providing segment information.  The two segments are defined as rotating electrical and the recently acquired Fenco products now referred to as the under-the-car segment. Currently all corporate expenses are included under the rotating electrical segment. The results of operations of Fenco have been included from the date of acquisition on May 6, 2011. Income statement information relating to the Company’s reportable segments for the three months and six months ended September 30, 2011 is as follows:

		Three months ended September 30, 2011 (Unaudited)
		Rotating	Under-the-Car			As Reported			Adjusted
Income statement		Electrical	Product Line	(1)	Eliminations	Consolidated	Adjustment		Consolidated

Net sales		$45,737,000	$62,775,000		$-	$108,512,000	$-		$108,512,000
Intersegment revenue, net of cost of goods sold	(A)	836,000			(836,000)	-			-
Contractual customer penalties	(A)		(896,000	)(2)		(896,000)	896,000		-
Net sales total		46,573,000	61,879,000		(836,000)	107,616,000	896,000		108,512,000
Cost of goods sold		31,482,000	57,371,000			88,853,000			88,853,000
Intersegment revenue, net of cost of goods sold	(B)		836,000	(2)	(836,000)	-			-
Intersegment profit in inventory	(B)				(226,000)	(226,000)			(226,000)
Unusual inventory purchases and freight expenses	(B)		1,427,000	(2)		1,427,000	(1,427,000		-
Additional production and non-recurring costs	(B)		1,585,000	(2)		1,585,000	(1,585,000		-
Inventory step-up adjustment from purchase accounting	(B)		705,000	(2)		705,000	(705,000		-
Cost of goods sold total		31,482,000	61,924,000		(1,062,000)	92,344,000	(3,717,000		88,627,000
Gross profit		15,091,000	(45,000)		226,000	15,272,000	4,613,000		19,885,000
Gross margin		32.4%	-0.1%		-27.0%	14.2%			18.3%
Gross margin - Adjusted (2)		31.2%	8.6%
Operating expenses:
General and administrative		4,093,000	4,656,000			8,749,000			8,749,000
G&A - Fenco related, bank financing and professional fees	(B)	1,112,000	111,000			1,223,000	(1,223,000		-
Foreign exchange mark-to-market (gain)/loss	(B)	1,799,000				1,799,000	(1,799,000		-
Sales and marketing		1,801,000	1,300,000			3,101,000			3,101,000
Sales and marketing - Fenco related	(B)	96,000				96,000	(96,000		-
Research and development		401,000				401,000			401,000
Acquisition costs	(B)	309,000				309,000	(309,000		-
Total operating expenses		9,611,000	6,067,000		-	15,678,000	(3,427,000		12,251,000
Operating income (loss)	(C)	5,480,000	(6,112,000		226,000	(406,000)	8,040,000		7,634,000
Interest expense		734,000	2,655,000			3,389,000			3,389,000
Income (loss) before income tax expense		4,746,000	(8,767,000		226,000	(3,795,000)	8,040,000		4,245,000
Income tax expense (acquisition costs related adjustment		(104,000)				(104,000)	104,000	(3)	-
Income tax expense		1,824,000	76,000			1,900,000	1,320,000	(4)	3,220,000
Net income (loss		$3,026,000	$(8,843,000		$226,000	$(5,591,000)	$6,616,000		$1,025,000
Under-the-Car product lines not supported to be sold							(557,000	)(5)	(557,000)
Net income - Adjusted							$6,059,000		$468,000
Diluted net income (loss) per share						$(0.45)	$0.52		$0.08
Under-the-Car product lines not supported to be sold							$(0.04	)(5)	$(0.04)
Diluted net income per share - Adjusted							$0.47		$0.04
Weighted average number of shares outstanding:
Diluted						12,451,600	12,812,770		12,812,770
Depreciation and amortization	(B)	889,000	1,600,000			2,489,000
Adjusted EBITDA - Sum of (B) and (C) less (A)		$8,849,000	$1,048,000		$-	$9,897,000
Under-the-Car product lines not supported to be sold			(557,000	)(5)		(557,000)
Adjusted EBITDA total			$491,000			$9,340,000

(1) The total of contractual customer penalties, intersegment costs, unusual inventory purchases and freight expenses, additional production and non-recurring costs, inventory step-up adjustment, general and administrative expenses related to bank financing and other professional fees has an EPS impact of $0.45 for the Under-the-Car Product Line segment
(2) The total of contractual customer penalties, intersegment costs, extraordinary inventory purchases and freight expenses, additional production and non-recurring costs, inventory step-up adjustment has a gross profit margin impact of 8.7% for the Under-the-Car Product Line segement. The decrease in intersegment revenue, net of cost of goods sold will decrease the revenue and gross profit under the rotating electrical segment by the same amount, which will result in a decrease in gross margin under the rotating electrical segment to 31.2%
(3) Represents 2.2% tax adjustment in the quarter due to fiscal year-to-date transaction costs incurred in connection with the Company’s acquisition of Fenco.
(4) Tax effected for Rotating Electrical at 39% tax rate and Under-the-Car Product Line at 0% tax rate.
(5) Certain Under-the-Car product lines not supported to be sold in the future resulted in income for the period from July 1, 2011 to September 30, 2011 of $557,000 - $0.04 per share.

Reconciliation of Non-GAAP Financial Measures

		Six months ended September 30, 2011 (Unaudited)
		Rotating	Under-the-Car			As Reported			Adjusted
Income statement		Electrical	Product Line	(1)	Eliminations	Consolidated	Adjustment		Consolidated

Net sales		$84,753,000	$94,405,000		$-	$179,158,000	$-		$179,158,000
Intersegment revenue, net of cost of goods sold	(A)	1,612,000	-		(1,612,000)	-			-
Contractual customer penalties	(A)	-	(1,032,000	)(2)	-	(1,032,000)	1,032,000		-
Net sales total		86,365,000	93,373,000		(1,612,000)	178,126,000	1,032,000		179,158,000
Cost of goods sold		58,518,000	87,516,000		-	146,034,000			146,034,000
Intersegment revenue, net of cost of goods sold	(B)	-	1,612,000	(2)	(1,612,000)	-			-
Unusual inventory purchases and freight expenses	(B)	-	1,615,000	(2)	-	1,615,000	(1,615,000)		-
Additional production and non-recurring costs	(B)	-	2,470,000	(2)	-	2,470,000	(2,470,000)		-
Inventory step-up adjustment from purchase accounting	(B)	-	3,407,000	(2)	-	3,407,000	(3,407,000)		-
Cost of goods sold total		58,518,000	96,620,000		(1,612,000)	153,526,000	(7,492,000)		146,034,000
Gross profit		27,847,000	(3,247,000)		-	24,600,000	8,524,000		33,124,000
Gross margin		32.2%	-3.5%		0.0%	13.8%			18.5%
Gross margin - Adjusted (2)		31.0%	7.3%
Operating expenses:
General and administrative		8,227,000	7,641,000		-	15,868,000			15,868,000
G&A - Fenco related, bank financing and professional fees	(B)	2,200,000	422,000		-	2,622,000	(2,622,000)		-
Foreign exchange mark-to-market (gain)/loss	(B)	1,887,000	-		-	1,887,000	(1,887,000)		-
Sales and marketing		3,605,000	1,919,000		-	5,524,000			5,524,000
Sales and marketing - Fenco related	(B)	126,000	-		-	126,000	(126,000)		-
Research and development		817,000	-		-	817,000			817,000
Acquisition costs	(B)	713,000	-		-	713,000	(713,000)		-
Total operating expenses		17,575,000	9,982,000		-	27,557,000	(5,348,000)		22,209,000
Operating income (loss)	(C)	10,272,000	(13,229,000)		-	(2,957,000)	13,872,000		10,915,000
Interest expense		1,505,000	3,798,000		-	5,303,000			5,303,000
Income (loss) before income tax expense		8,767,000	(17,027,000)		-	(8,260,000)	13,872,000		5,612,000
Income tax expense (acquisition costs related adjustment)		112,000	-		-	112,000	(112,000	)(3)	-
Income tax expense		3,403,000	123,000		-	3,526,000	1,937,000	(4)	5,463,000
Net income (loss)		$5,252,000	$(17,150,000)		$-	$(11,898,000)	$12,047,000		$149,000
Under-the-Car product lines not supported to be sold							2,690,000	(5)	2,690,000
Net income - Adjusted							$14,737,000		$2,839,000
Diluted net income (loss) per share						$(0.96)	$0.94		$0.01
Under-the-Car product lines not supported to be sold							$0.21	(5)	$0.21
Diluted net income per share - Adjusted							$1.15		$0.22
Weighted average number of shares outstanding:
Diluted						12,367,030	12,862,905		12,862,905
Depreciation and amortization	(B)	1,777,000	2,619,000		-	4,396,000
Adjusted EBITDA - Sum of (B) and (C) less (A)		$15,363,000	$(52,000)		$-	$15,311,000
Under-the-Car product lines not supported to be sold			2,690,000	(5)		2,690,000
Adjusted EBITDA total			$2,638,000			$18,001,000

(1) The total of contractual customer penalties, intersegment costs, unusual inventory purchases and freight expenses, additional production and non-recurring costs, inventory step-up adjustment, general and administrative expenses related to bank financing and other professional fees has an EPS impact of $0.85 for the Under-the-Car Product Line segment.
(2) The total of contractual customer penalties, intersegment costs, extraordinary inventory purchases and freight expenses, additional production and non-recurring costs, inventory step-up adjustment has a gross profit margin impact of 10.8% for the Under-the-Car Product Line segement. The decrease in intersegment revenue, net of cost of goods sold will decrease the revenue and gross profit under the rotating electrical segment by the same amount, which will result in a decrease in gross margin under the rotating electrical segment to 31.0%
(3) Represents additional 1.4% tax due to certain non-deductible transaction costs incurred in connection with the Company’s acquisition of Fenco.
(4) Tax effected for Rotating Electrical at 39% tax rate and Under-the-Car Product Line at 0% tax rate.
(5) Certain Under-the-Car product lines not supported to be sold in the future resulted in a loss for the period from May 7, 2011 to September 30, 2011 of $2,690,000 - ($0.21) per share.

Reconciliation of Non-GAAP Financial Measures

		Three months ended September 30, 2011 (Unaudited)
		As Reported		Adjusted
		Rotating		Rotating
Income statement		Electrical	Adjustment	Electrical

Net sales (excluding intersegment revenue)		$45,737,000		$45,737,000
Intersegment revenue, net of cost of goods sold	(A)	836,000	(836,000)	-
Net sales total		46,573,000	(836,000)	45,737,000
Cost of goods sold		31,482,000		31,482,000
Gross profit		15,091,000	(836,000)	14,255,000
Gross margin		32.4%		31.2%
Operating expenses:
General and administrative		4,093,000		4,093,000
General and administration - Fenco related and professional fees	(B)	1,112,000	(1,112,000)	-
Foreign exchange mark-to-market (gain)/loss	(B)	1,799,000	(1,799,000)	-
Sales and marketing		1,801,000		1,801,000
Sales and marketing - Fenco related	(B)	96,000	(96,000)	-
Research and development		401,000		401,000
Acquisition costs	(B)	309,000	(309,000)	-
Total operating expenses		9,611,000	(3,316,000)	6,295,000
Operating income	(C)	5,480,000	2,480,000	7,960,000
Interest expense		734,000	676,000 (2)	1,410,000
Income before income tax expense		4,746,000	1,804,000	6,550,000
Income tax expense (acquisition costs related adjustment)		(104,000)	104,000 (3)	-
Income tax expense		1,824,000	730,500	2,554,500	(1)
Net income		$3,026,000	$969,500	$3,995,500
Diluted net income per share		$0.24		$0.32
Weighted average number of shares outstanding:
Diluted		12,452,770 (4)		12,452,770	(4)
Depreciation and amortization	(B)	889,000
Adjusted EBITDA - Sum of (B) and (C) less (A)		$8,849,000

(1) Tax effected for Rotating Electrical at 39% tax rate
(2) Represents $676,000 intersegment interest income
(3) Represents 2.2% tax adjustment in the quarter due to fiscal year-to-date transaction costs incurred in connection with the Company’s acquisition of Fenco
(4) Excludes the impact of 360,000 shares in connection with the consideration for the May 6, 2011 Fenco acquisition

Reconciliation of Non-GAAP Financial Measures

		Six months ended September 30, 2011 (Unaudited)
		As Reported				Adjusted
		Rotating				Rotating
Income statement		Electrical		Adjustment		Electrical

Net sales (excluding intersegment revenue)		$84,753,000				$84,753,000
Intersegment revenue, net of cost of goods sold	(A)	1,612,000		(1,612,000)		-
Net sales total		86,365,000		(1,612,000)		84,753,000
Cost of goods sold		58,518,000				58,518,000
Gross profit		27,847,000		(1,612,000)		26,235,000
Gross margin		32.2%				31.0%
Operating expenses:
General and administrative		8,227,000				8,227,000
General and administration - Fenco related and professional fees	(B)	2,200,000		(2,200,000)		-
Foreign exchange mark-to-market (gain)/loss	(B)	1,887,000		(1,887,000)		-
Sales and marketing		3,605,000				3,605,000
Sales and marketing - Fenco related	(B)	126,000		(126,000)		-
Research and development		817,000				817,000
Acquisition costs	(B)	713,000		(713,000)		-
Total operating expenses		17,575,000		(4,926,000)		12,649,000
Operating income	(C)	10,272,000		3,314,000		13,586,000
Interest expense		1,505,000		945,000	(2)	2,450,000
Income before income tax expense		8,767,000		2,369,000		11,136,000
Income tax expense (acquisition costs related adjustment		112,000		(112,000	)(3)	-
Income tax expense		3,403,000		940,040		4,343,040	(1)
Net income		$5,252,000		$1,540,960		$6,792,960
Diluted net income per share		$0.42				$0.54
Weighted average number of shares outstanding:
Diluted		12,573,725	(4)			12,573,725	(4)
Depreciation and amortization	(B)	1,777,000
Adjusted EBITDA - Sum of (B) and (C) less (A)		$15,363,000

(1) Tax effected for Rotating Electrical at 39% tax rate
(2) Represents $945,000 intersegment interest income
(3) Represents additional 1.4% tax due to certain non-deductible transaction costs incurred in connection with the Company’s acquisition of Fenco
(4) Excludes the impact of 289,180 shares in connection with the consideration for the May 6, 2011 Fenco acquisition